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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of report (date of earliest event reported):
                                October 25, 2000


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


     Delaware                         0-25400                    75-2421746
 ------------------             -----------------            -------------------
  (State or other                  (Commission                (I.R.S. Employer
  jurisdiction of                  File Number)              Identification No.)
  incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
               Registrant's Telephone Number, including area code

                          500 North Central Expressway
                               Plano, Texas 75074
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                  On October 25, 2000, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.1, related to the resignation of Mark C. Layton, James F. Reilly and Timothy M. Murray as members of the board of directors of Daisytek International Corporation.

                  On November 6, 2000, Daisytek International Corporation issued a press release filed herewith as Exhibit 99.2, related to the appointment of Nicholas A. Giordano to the board of directors of Daisytek International Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial statements of business acquired

               Not applicable

         (b)   Pro forma financial information

               Not applicable

         (c)   Exhibits

               99.1   Press Release dated October 25, 2000.

               99.2   Press Release dated November 6, 2000.


                                       2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DAISYTEK INTERNATIONAL CORPORATION


                                     By: /s/ RALPH MITCHELL
                                        ----------------------------------------
                                             Ralph Mitchell
                                             Chief Financial Officer,
                                             Executive Vice President - Finance

Dated:  November 13, 2000




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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER      DESCRIPTION
------      -----------
99.1        Press Release dated October 25, 2000

99.2        Press Release dated November 6, 2000